Exhibit 99.2

CRAWFORD UNITED CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

On January 2, 2020, Crawford United Acquisition Company LLC, a wholly owned subsidiary of Crawford United Corporation (the “Company”), completed the acquisition of substantially all the assets MPI Products, Inc. (dba Marine Products International), an Ohio corporation and supplier of marine hose and marine accessories to boat builders and distributors (the “Seller”), pursuant to an Asset Purchase Agreement entered into as of January 1, 2020 by and among the Company, the Seller, the seller parties named therein (the “Seller Parties”) and the Seller Parties’ representative named therein. The following unaudited pro forma consolidated combined financial statements give effect to the acquisition of certain assets and certain assumed liabilities of MPI Products, Inc.

The acquisition will be a business combination accounting for in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Accordingly, for accounting purposes, the fair value of the assets received and liabilities assumed will be recorded on the balance sheet. The difference between the purchase price and fair value of the assets acquired, net of liabilities assumed, will be recorded as goodwill and other intangible assets. The intangible assets, other than goodwill, will be amortized to expense over their estimated useful lives. Goodwill is of an indefinite life and will not be amortized but will be tested at least annually for impairment.

Acquisition-related transaction costs (i.e. advisory, legal, accounting, valuation and other professional or consulting fees) are not included as a component of consideration transferred but are accounting for as expenses in the periods in which the costs are incurred and the services are received.

The unaudited pro forma consolidated combined balance sheet as of December 31, 2019 and unaudited pro forma consolidated combined statements of operations for the year ended December 31, 2019 give effect to the transaction as if the acquisition was consummated January 1, 2019.

The unaudited pro forma consolidated combined financial information should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and MPI Products, Inc. historical information, included herein.

INDEX

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Unaudited Pro Forma Consolidated Combined Balance Sheet as of December 31, 2019	1

Unaudited Pro Forma Consolidated Combined Statement of Operations for the Year Ended December 31, 2019	3

CRAWFORD UNITED CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

ASSETS

	Crawford United				Crawford United
	Corporation	MPI			Corporation
	12/31/2019	12/31/2019	Pro Forma		12/31/2019
	Audited	Audited	Adjustments		Combined
CURRENT ASSETS:
Cash and cash equivalents	$2,232,499	$1,479,829	$(1,479,829)	(c)	$2,232,499
Accounts receivable-less allowance for doubtful accounts	14,001,795	771,088	-		14,772,883
Contract assets	2,422,379	-	-		2,422,379
Inventories-less allowance for obsolete inventory	7,678,690	3,009,903	-		10,688,593
Prepaid Expenses and other current assets	703,002	171,359	(136,079)	(c)	738,282
Total Current Assets	27,038,365	5,432,179	(1,615,908)		30,854,636

PROPERTY, PLANT AND EQUIPMENT	16,016,325	287,555	(241,697)	(a)	16,062,183
Less accumulated depreciation	3,622,153	241,697	(241,697)	(a)	3,622,153
Property, Plant and Equipment, Net	12,394,172	45,858	-		12,440,030

Operating right of use assets, net	9,224,840	-	-		9,224,840

OTHER ASSETS:
Goodwill	9,791,745	-	1,591,002	(c)	11,382,747
Intangibles, net of accumulated amortization	3,950,838	-	4,400,000	(b), (c)	8,350,838
Other non-current assets	88,046	18,591	-		106,637

Total Non-Current Other Assets	13,830,629	18,591	5,991,002		19,840,222

Total Assets	$62,488,006	$5,496,628	$4,375,094		$72,359,728

See accompanying notes to unaudited pro forma consolidated combined financial statements.

CRAWFORD UNITED CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	Crawford United				Crawford United
	Corporation	MPI			Corporation
	12/31/2019	12/31/2019	Pro Forma		12/31/2019
	Audited	Audited	Adjustments		Combined
CURRENT LIABILITIES:
Notes payable - current	$2,749,459	$-	$-		$2,749,459
Bank debt - current	1,333,333	-	-		1,333,333
Leases payable	850,664	-	-		850,664
Accounts payable	6,071,522	818,145	(818,145)	(c)	6,071,522
Unearned revenue	1,998,578	-	-		1,998,578
Accrued expenses	3,281,445	58,414	413,308	(c)	3,753,167
Total Current Liabilities	16,285,001	876,559	(404,837)		16,756,723

LONG-TERM LIABILITIES:
Notes payable	7,676,697	-	-		7,676,697
Bank debt	6,376,594	-	9,400,000	(c)	15,776,594
Leases payable	8,513,448	-	-		8,513,448
Deferred income taxes	2,207,734	-	-		2,207,734
Total Long-Term Liabilities	24,774,473	-	9,400,000		34,174,473

TOTAL LIABILITIES	41,059,474	876,559	8,995,169		50,931,196

STOCKHOLDERS' EQUITY
Preferred 1,000,000 shares authorized, no shares outstanding	-	-	-		-
Common shares - no par value
Class A 10,000,000 shares authorized, 2,553,503 shares issued	3,599,806	1,000	(1,000)	(g)	3,599,806
Class B 2,500,000 shares authorized, 954,283 shares issued	1,465,522	.	-		1,465,522
Contributed capital	1,741,901	-	-		1,741,901
Treasury shares	(1,905,780)				(1,905,780)
Class A - 37,208 shares	-	-	-		-
Class B - 182,435 shares	-	-	-		-
Retained earnings	16,527,083	4,619,069	(4,619,069)	(g)	16,527,083

Total Stockholders' Equity	21,428,532	4,620,069	(4,620,069)		21,428,532

Total Liabilities and Stockholders' Equity	$62,488,006	$5,496,628	$4,375,094		$72,359,728

See accompanying notes to unaudited pro forma consolidated combined financial statements.

CRAWFORD UNITED CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED

	Crawford United				Crawford United
	Corporation	MPI			Corporation
	12/31/2019	12/31/2019	Pro Forma		12/31/2019
	Audited	Audited	Adjustments		Combined
Total Sales	$89,698,527	$17,198,986	$-		$106,897,513
Cost of Sales	70,123,892	11,946,243			$82,070,135
Gross Profit	19,574,635	5,252,743			$24,827,378

Operating Expenses:
Product Development	-	-	-		-
Selling, General and Administrative Expenses	9,063,969	4,154,306	(256,884)	(b), (d)	12,961,391
Operating Income	10,510,666	1,098,437	256,884		11,865,987
Other (Income) and Expenses:
Interest charges	1,056,843	-	211,500	(e)	1,268,343
Other (income) expense, net	34,333	166,953	(179,500)	(d), (f)	21,786
Total Other (Income) and Expenses	1,091,176	166,953	32,000		1,290,129
Income before Provision for Income Taxes	9,419,490	931,484	224,884		10,575,858

Provision for Income Taxes	2,439,627	18,590	270,502	(h)	2,728,719

Net Income	$6,979,863	$912,894	$(45,618)		$7,847,139

Net Income Per Common Share - Basic	$2.45				$2.75
Net Income Per Common Share - Diluted	$2.13				$2.39

Weighted Average Shares of Common Stock Outstanding - Basic	2,849,239		-		2,849,239
Weighted Average Shares of Common Stock Outstanding - Diluted	3,277,857		-		3,277,857

See accompanying notes to unaudited pro forma consolidated combined financial statements.

CRAWFORD UNITED CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
DECEMBER 31, 2019 PRO FORMA ADJUSTMENTS

(a)	Reflects the adjustment to record the basis in the acquired property plant and equipment of MPI Products, Inc. (MPI) to the estimated fair value.

Book value of Fixed Assets - Gross	$45,858
Accumulated Depreciation	-
Net Book Value - Fixed	45,858
Fair Market Value of Fixed Assets	45,858
Adjustment to Increase Fixed Assets	$-

(b)

Reflects the adjustment of intangible assets acquired by the Company to their estimated fair values, and related amortization expense for the period. The following table summarized the estimated fair values of identifiable intangible assets and their estimated useful lives.

		Useful Life	Amortization
	Fair Value	in Years	Expense
Trademarks	$1,700,000	15	$56,667
Customer Relationships	2,700,000	12	112,500
Total Intangibles, Other than Goodwill	$4,400,000		$169,167

(c)	Reflects adjustment to record goodwill associated with the acquisition as assets and assumption of liabilities as shown below:

Assets Acquired:
Current Assets	$3,816,271
Net Property and Equipment	45,858
Intangible Assets	4,400,000
Goodwill	1,591,002
Non-Current Assets	18,591
Total Assets Acquired	$9,871,722
Liabilities Assumed	471,722
Net Assets Acquired	$9,400,000

(d)

Reflects the elimination of historical auto related expenses. In addition, bonus expense in connection with transfer of automobiles to individuals and bonus expense in excess of bonus plan have been eliminated.

Other Income (Expense)
Loss on sale of autos	$8,741

SG&A
Depreciation related to company auto	$73,151
Bonuses related to transfer of company autos	$302,900
Discretionary bonuses paid in excess of historical profit sharing plan	50,000
Subtotal	$426,051

(e)	Reflects the new debt incurred to finance the acquisition and related interest expense as shown below:

		Interest	Interest
	Debt	Rate	Expense
Revolving Credit Facility	9,400,000	4.5%	211,500
Total Debt	$9,400,000		$211,500

(f)	Represents the elimination of the management fee paid to North Coast Industries, a related party of MPI, as recorded in Other Income (Expense).

Other Income (Expense)
Management fee	(170,759)
Total adjustment	(170,759)

(g)	Represents the elimination of the historical equity of MPI.

(h)	Reflects income tax expense at 25% effective tax rate.